(JOHN HANCOCK LOGO)                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                                        P.O. Box 9505, Portsmouth, NH 03802-9505
                  Overnight mail: 164 Corporate Drive, Portsmouth, NH 03801-6815
                                                800-344-1029 www.jhannuities.com
                                               Home office: Bloomfield Hills, MI

                               Venture(R) 7 Series

                 VARIABLE ANNUITY APPLICATION (Revised on 1/11)
 ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE
               AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.

1     ACCOUNT REGISTRATION AND FUNDING (complete A or B)

      A.    NONQUALIFIED (minimum $5,000)
            REGISTRATION: [ ] Individual  [ ] Trust  [ ] Corporation [ ] Other______

      B.    QUALIFIED (minimum $2,000)
      REGISTRATION: [X] Traditional IRA (Tax year 2011)     [ ] Roth IRA (Tax year______) [ ] SEP IRA [ ] SIMPLE IRA
                    [ ] Inherited/Beneficiary IRA (Optional [ ] Individual 401(k) [ ] Other
                        death benefits and living benefit
                        riders not permitted.)

      FUNDING: DIRECT PAYMENT $ 100,000  [ ] Check (Payable to John Hancock Life Insurance Company (U.S.A.))
               (Payment must accompany   [ ] Wire (Please see sales kit or jhannuities.com for wire instructions)
               application if selected)

               TRANSFER/EXCHANGE * $ ___ [ ] Direct Transfer [ ] Rollover [ ] 1035 [ ] Mutual Fund
               *Original transfer/exchange paperwork must accompany application. See forms booklet.

2     OWNER(oldest)

      John X. Doe                                                                      [X] Male [ ] Female [ ] Trust/Entity
      --------------------------------------------------
      Name (First, Middle, Last or Name of Trust/Entity)

      03/13/1956                   111-XX-1111                                         JXD@home.com
      -------------------------    -------------------------------------------------   ------------
      Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number           EMAIL

      1 Main St.                                                                       Anytown, MA 02210
      ---------------                                                                  -----------------
      Mailing Address                                                                  City, State, Zip

                                                                                       123
      ------------------------------------------------------------------------------   ------------------------------------------
      Residential Address (Required if different from mailing or  address is PO Box)   Client Brokerage Account Number

      CO-OWNER

                                                                                       [ ] Male [ ] Female
      -------------------------------------------------
      Name (First, Middle, Last or Name of Trust/Entity)

      --------------------------   -------------------------------------------------   -----
      Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number           EMAIL

      ---------------                                                                  -----------------
      Mailing Address                                                                  City, State, Zip

      -------------------------------------------------------------------------------
      Residential Address (Required if different from mailing or address is PO Box)

3     ANNUITANT(if different from owner)

                                                                                       [ ] Male [ ] Female
      -------------------------------------------------
      Name (First, Middle, Last or Name of Trust/Entity)

      --------------------------   -------------------------------------------------   -----
      Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number           EMAIL

      ---------------                                                                  -----------------
      Mailing Address                                                                  City, State, Zip


      -------------------------------------------------------------------------------
      Residential Address (Required if different from mailing or address is PO Box)

      CO-ANNUITANT (if different from co-owner)

                                                                                       [ ] Male [ ] Female
      -------------------------------------------------
      Name (First, Middle, Last or Name of Trust/Entity)

      --------------------------   --------------------------------------------------  -----
      Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number          EMAIL

      ---------------                                                                 -----------------
      Mailing Address                                                                 City, State, Zip

      -----------------------------------------------------------------------------
      Residential Address (Required if different from mailing or address is PO Box)

ICC11-APPVENB11                   Page 1 of 5                         0111:70291

                             Venture(R) Application

4     BENEFICIARIES

      If a co-owner was selected in Section 2, the surviving owner will be the    THE PRIMAY
      primary beneficiary. Contingent beneficiaries receive proceeds only if all  BENEFICIARIES AND CONTINGENT
      primary beneficiaries pre-decease the owner. If you wish to restrict the    BENEFICIARIES MUST EACH EQUAL
      death payment options for any of the beneficiaries listed below, please     100% OF PROCEEDS. PLEASE USE
      complete the Restricted Beneficiary Payout form located in our forms        WHOLE PERCENTAGES ONLY.
      booklet or on www.jhannuities.com.

                                             DATE          MALE                            STATE
                 SOCIAL SECURITY/  % OF      OF BIRTH      FEMALE OR         RELATIONSHIP  (where   BENEFICIARY
    NAME         TAX ID NUMBER     PROCEEDS  (mm/dd/yyyy)  TRUST/ENTITY      TO OWNER      living)  ROLE
    -----------  ----------------  --------  ------------  ----------------  ------------  -------  --------------
1   First  Jane    222-XX-2222       100%    11/10/        [ ] Male                                 [X] Primary
                                             1957          [X] Female           Spouse     MA       [ ] Contingent
    Last   Doe                                             [ ] Trust/Entity

2   First                                                  [ ] Male                                 [ ] Primary
                                                           [ ] Female                               [ ] Contingent
    Last                                                   [ ] Trust/Entity

3   First                                                  [ ] Male                                 [ ] Primary
                                                           [ ] Female                               [ ] Contingent
    Last                                                   [ ] Trust/Entity

4   First                                                  [ ] Male                                 [ ] Primary
                                                           [ ] Female                               [ ] Contingent
    Last                                                   [ ] Trust/Entity

5   First                                                  [ ] Male                                 [ ] Primary
                                                           [ ] Female                               [ ] Contingent
    Last                                                   [ ] Trust/Entity

6   First                                                  [ ] Male                                 [ ] Primary
                                                           [ ] Female                               [ ] Contingent
    Last                                                   [ ] Trust/Entity

NOTE: TO NAME ADDITIONAL BENEFICIARIES, PLEASE USE THE SPACE IN SPECIAL INSTRUCTIONS (SECTION 8).

5     OPTIONAL RIDERS AND BENEFITS

OPTIONAL                              LIVING BENEFIT RIDERS                   *For nonqualified registrations (Section 1A),
BENEFIT RIDERS                        PLEASE CHOOSE ONLY ONE RIDER:           the spouse must be either the co-owner
CANNOT BE CANCELLED ONCE ELECTED.     [ ] INCOME PLUS FOR LIFE                (Section 2) or sole primary beneficiary
CERTAIN RESTRICTIONS APPLY;           [X] INCOME PLUS FOR LIFE-JOINT LIFE*    (Section 4). For qualified registrations
SEE PROSPECTUS FOR DETAILS.                                                   (Section 1B), the spouse must be the
                                      DEATH BENEFIT RIDER                      sole primary beneficiary (Section 4).
                                      [X] ANNUAL STEP-UP DEATH BENEFIT

ICC11-APPVENB11                   Page 2 of 5                         0111:70291

                             Venture(R) Application

6     A. INITIAL INVESTMENT OPTIONS

   INVESTMENT OPTIONS IF                        INVESTMENT OPTIONS IF
NO LIVING BENEFIT IS ELECTED                  LIVING BENEFIT IS ELECTED
-------------------------------            --------------------------------
      Lifestyle Balanced (1,2)      100 %    Lifestyle Balanced PS (1,2)
                                   -----
    Lifestyle Conservative (1,2)        %   Lifestyle Conservative PS (1,2)
                                   -----
       Lifestyle Growth (1,2)           %       Lifestyle Growth PS (1,2)
                                   -----
      Lifestyle Moderate (1,2)          %      Lifestyle Moderate PS (1,2)
                                   -----
     Ultra Short Term Bond (2)          %     Ultra Short Term Bond PS (2)
                                   -----

            100 % TOTAL INITIAL INVESTMENT OPTIONS (MUST EQUAL 100%)

(1)John Hancock Asset Management
(2)John Hancock Asset Management (North America)

   _[_____% 6 Month DCA Fund                  ______% 12 Month DCA Fund]

B.    DOLLAR COST AVERAGING INSTRUCTIONS

      Dollar Cost Averaging (DCA) is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more of the portfolios listed below. Automatic transfers run until the Source Fund has been depleted.

START DATE  []IMMEDIATE OR  [] 30 DAYS FROM ISSUE    OR    []________* DAY OF MONTH (1 - 28)
                               (DEFAULT IF NONE SELECTED)

              If the transfer day is a weekend, holiday or the 29th - 31st, then the transfer will occur on the next business day.

            * If funds are received after the requested start date, transfers will begin on the requested day of the following month.

SOURCE FUND        [[] 6 MONTH DCA FUND       OR   []12 MONTH DCA FUND  OR ]

(Selected in 6A)    [] VARIABLE PORTFOLIO
                                         ---------------------------------------

MONTHLY TRANSFER AMOUNT $
                         ---------------------

DESTINATION FUND(S) AND % TO ALLOCATE

        %                                       %
--------  ----------------------------   -------  ------------------------
        %                                       %
--------  ----------------------------   -------  ------------------------
        %                                       %
--------  ----------------------------   -------  ------------------------
        %                                       %
--------  ----------------------------   -------  ------------------------
        %                                       %
--------  ----------------------------   -------  ------------------------
        %                                       %
--------  ----------------------------   -------  ------------------------

                   100 % TOTAL DCA OPTIONS (MUST EQUAL 100%)

ICC11-APPVENB11                   Page 3 of 5                         0111:70291

                             VENTURE(R) APPLICATION

7     ADDITIONAL STATE DISCLOSURES

      Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

      NOTICE: State insurance laws may prohibit the owner of an annuity from entering into any agreement to sell, transfer or assign an annuity contract prior to the date the contract was issued, or within a period of time specified by state law after the date the contract was issued. You should consult with legal advisors if you have any questions about these matters.

8     ACKNOWLEDGMENTS/SIGNATURES

      STATEMENT OF APPLICANT: I/We agree that the contract I/we have applied for shall not take effect until the later of: (1) the issuance of the contract or (2) receipt by the company at its Annuity Service Office of the first payment required under the contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded.

(a)  [ ]YES  [X] NO Is the annuitant or owner an active member of the U.S. Armed
                    Forces?

                    If you answered "Yes", please complete and attach a "Military Personnel Financial Services Disclosure" form (available on www.jhannuities.com). This product is not specifically designed for or marketed to active duty military personnel. Applications not complying with our military sales procedures will not be accepted.

(b)  [ ]YES  [X] NO Does the annuitant or owner have existing individual life insurance policies or annuity contracts?

(c)  [ ]YES  [X] NO Will this contract replace or change any existing life insurance or annuity in this or any other company?

                    If you answered "YES" to either questions b or c, please complete below and attach a state replacement form (if applicable). Please see reference guide in the forms booklet.

                    ISSUING COMPANY:  [ ]ANNUITY      [ ]LIFE INSURANCE

                    ---------------------               ------------------------
                    Name of Issuing Company             Contract Number

SPECIAL INSTRUCTIONS:

Please use this space to name additional beneficiaries or to provide any additional instructions.

--------------------------------------------------------------------------------

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ICC11-APPVENB11                    Page 4 of 5                        0111:70291

                             Venture(R) Application

- I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS UNDER ONE OF THE FOLLOWING FORMATS:

     A.   On compact disc (the "CD Prospectus"). I/We acknowledge that:

          (i)  I/we have access to a personal computer or similar device;

          (ii) I/we have the ability to read the CD Prospectus using that technology; and

          (iii) I/we understand that there may be costs associated with using and maintaining that technology and I/we am/are willing to incur any such costs.

     I/We understand that a copy of the CD Prospectus may be retained indefinitely by printing it or saving a copy to a computer or similar device. I/we understand that this acknowledgement relates to my/our receipt of the CD Prospectus and that a printed paper copy of the Prospectus for this variable annuity will be sent to me/us with my/our Contract. I/we understand that Prospectus supplements, other amended/updated Prospectuses and other documents related to this variable annuity will be sent to me/us in printed paper format in the future, including the Prospectus that will be delivered with my/our Contract, unless I/we otherwise elect to receive such documents in electronic format. I/We understand that we also may request a current Prospectus for this variable annuity in printed paper format at any time, without charge, by calling 800-344-1029.

     B.   In printed paper format.

- I/We confirm a review of my/our investment objectives, tax, liquidity, and financial statuses was offered to me/us.

- I/We have read the applicable fraud statement contained in the State Disclosures Section.

- To the best of my knowledge and belief, the statements in this application are true and complete.

- I/We am/are either a citizen or resident alien of the United States of America.

- I/We understand that unless I/We elect otherwise, the Maturity Date will be the later of the first of the month following the Annuitant's 95th birthday, or 10 years from the Contract Date (IRAs and certain qualified retirement plans may require distributions to begin by age 70 1/2). Alternate Maturity Date_____________.

- I/WE UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

SIGN
HERE      OWNER:               -------------                 -----------------------                       -------------
                               Signature                     City, State (signed in)                       Date
SIGN
HERE      CO-OWNER:            -------------                 -----------------------                       -------------
                               Signature                     City, State (signed in)                       Date
SIGN
HERE      ANNUITANT:           -------------                 -----------------------                       -------------
          (If different from   Signature                     City, State (signed in)                       Date
          owner)

SIGN
HERE      CO-ANNUITANT:        -------------                 -----------------------                       -------------
          (If different from   Signature                     City, State (signed in)                       Date
          co-owner)

9     FINANCIAL ADVISOR INFORMATION

      A. CERTIFICATION: I HAVE TRULY AND ACCURATELY RECORDED THE INFORMATION PROVIDED BY THE APPLICANT AND I HAVE DETERMINED THAT THE ANNUITY CONTRACT APPLIED FOR IS A SUITABLE INVESTMENT FOR THE APPLICANT.

          [ ] YES [X] NO Does the annuitant or owner have existing individual life insurance policies or annuity contracts?

          [ ] YES [X] NO Will this contract replace or change any existing life insurance or annuity in this or any other company?

      B.  OPTION   [ ] A   [ ] B1  [ ] B2  [ ] C
          (If left blank, option will default to your firm's Selling Agreement.)

      C.  FINANCIAL ADVISOR (PRIMARY)

          100       %           Fred Q. Agent                                          617-XXX-0000            7891
          ----------            -----------------------                                -----------------       ----------
          Percentage            Printed Name                                           Telephone Number        State
                                                                                                               License ID
          ABC Financial Advisor                         4321                           fqagent@ABCFin.com
          ---------------------                         ------------------------       ------------------
          Broker/Dealer Firm                            Broker/Dealer Rep Number       Email Address
SIGN
HERE      ---------------------
          Signature

       D. FINANCIAL ADVISOR (SECONDARY)

                          %
          ----------            -----------------------                                -----------------       ----------
          Percentage            Printed Name                                           Telephone Number        State
                                                                                                               License ID

          ---------------------                         ------------------------       ------------------
          Broker/Dealer Firm                            Broker/Dealer Rep Number       Email Address
SIGN
HERE      ---------------------
          Signature


ICC11-APPVENB11                   Page 5 of 5                         0111:70291